April 24, 2025 FIRST- QUARTER 2025 FINANCIAL RESULTS American Airlines Group Inc. Exhibit 99.2

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, downturns in economic conditions; our inability to obtain sufficient financing or other capital to operate successfully; our high level of debt and other obligations; our significant pension and other postretirement benefit funding obligations; any deterioration of our financial condition; any loss of key personnel, or our inability to attract, develop and retain additional qualified personnel; changing economic, geopolitical, commercial, regulatory and other conditions beyond our control, including the recently announced tariffs and other global events that affect travel behavior; changes in current legislation, regulations and economic conditions regarding federal governmental tariffs, the implementation of federal government budget cuts and the potential that any of the foregoing affects the demand for, or restricts the use of, travel by government employees and their families or private sector enterprises that contract or otherwise interface with the federal government; the intensely competitive and dynamic nature of the airline industry; union disputes, employee strikes and other labor-related disruptions; problems with any of our third-party regional operators or third-party service providers; any damage to our reputation or brand image; losses and adverse publicity stemming from any public incidents involving our company, our people or our brand; changes to our business model that may not be successful and may cause operational difficulties or decreased demand; our inability to protect our intellectual property rights, particularly our branding rights; litigation in the normal course of business or otherwise; our inability to use net operating losses and other carryforwards; any new U.S. and international tax legislation; any impairment of goodwill and intangible assets or long-lived assets; any inability of our commercial relationships with other companies to produce the returns or results we expect; our dependence on price and availability of aircraft fuel; extensive government regulation and compliance risks; economic and political instability outside of the U.S. where we have significant operations; ongoing security concerns due to conflicts, terrorist attacks or other acts of violence, domestically or abroad; climate change; environmental and social matters, and compliance risks with environmental, health and noise regulations; a shortage of pilots; our dependence on a limited number of suppliers for aircraft, aircraft engines and parts; any failure of technology and automated systems, including artificial intelligence, that we rely on to operate our business; evolving data privacy requirements, risks from cyberattacks and data privacy incidents, and compliance risks with regulations related therewith; any inability to effectively manage the costs, rights and functionality of third-party distribution channels; any inability to obtain and maintain adequate facilities and infrastructure throughout our system and, at some airports, adequate slots; interruptions or disruptions in service at one or more of our key facilities; increases in insurance costs or reductions in insurance coverage; heavy taxation in the airline industry; risks related to ownership of AAG common stock and convertible notes; and those set forth herein as well as in the company’s Annual Report on Form 10-K for the year ended December 31, 2024 (especially in Part I, Item 1A. Risk Factors) and the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Forward-looking statements 2

First-quarter results • First-quarter revenue of $12.6 billion1. • First-quarter GAAP net loss per diluted share of ($0.72). • Excluding net special items2, first-quarter net loss per diluted share of ($0.59). • Generated $2.5 billion in first-quarter operating cash flow and first-quarter free cash flow2 of $1.7 billion. • Ended Q1 2025 with $10.8 billion total available liquidity. 1. The company estimates the impact of the American Eagle Flight 5342 accident reduced first-quarter revenue by ~$200 million. 2. See GAAP to non-GAAP and free cash flow reconciliations at the end of this presentation. 3

First-quarter financial results Note: May not recalculate due to rounding. 1. See GAAP to non-GAAP reconciliation at the end of this presentation. Source: Airline financials. GAAP Non-GAAP1 (in millions, except share and per share amounts) Q1 2025 Q1 2024 Q1 2025 Q1 2024 Operating income (loss) ($270) $7 ($200) $77 Pre-tax loss ($648) ($413) ($530) ($297) Net loss ($473) ($312) ($386) ($226) Loss per common share: Basic and diluted ($0.72) ($0.48) ($0.59) ($0.34) Weighted average shares outstanding (in thousands): Basic and diluted 658,880 655,847 658,880 655,847 4

$1.9 ~$2–$2.5 ~$3.5 2024 2025E Avg. 2025E-2029E • Young fleet enables moderate capex profile. • Generated $1.7B of free cash flow1 in Q1 2025. Moderate capex enables strong free cash flow generation Total Aircraft Capex ($ in billions) 5 1. Free cash flow is a non-GAAP measure. The company defines free cash flow as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases of short-term investments and (2) change in restricted cash. Source: Airline financials.

$38.6 $37.4 < $35.0 2024 Q1 2025 2027E Committed to reducing total debt1 to below $35 billion by year-end 2027 Note: Numbers may not recalculate due to rounding. 1. Total debt includes debt, finance and operating lease liabilities and pension obligations. Source: Airline financials. Total Debt1 ($ in billions) 6

Commercial update

(11%) (10%) (9%) (7%) ~(5%) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025E Sales and distribution progress Indirect Channel Flown Revenue Performance1 8 • Revenue share in indirect channels showed continued improvement in Q1 2025. • Remain on track to regain historical share of indirect revenue by year-end 2025 and expect sequential improvement of approximately 2 points in Q2 2025. Historical Share 1. Indirect revenue channels contributed over $14B in annual revenue in 2023, Q2 2025 based on current expectations. Source: Internal data.

Renewed focus on the customer experience 9 • Redesigned mobile app focuses on making the journey as enjoyable as the destination. • Ninth premium lounge to open in Philadelphia in summer 2025. • Connecting the world by providing complimentary inflight Wi-Fi for AAdvantage® members, sponsored by AT&T.

Co-branded credit card agreement

- Spend on our co-branded credit cards increased 8% in Q1 2025.
- Remain on track to achieve the long-term growth targets previously outlined.


PASSPORT
American Airlines
AAdvantage
citi
LINDA
WALKER
Executive
mastercard

- Citi to become the exclusive U.S. issuer of AAdvantage® co-branded credit cards in 2026.
- 10-year agreement expected to expand loyalty and rewards offering for AAdvantage® members and Citi-branded cardmembers.
- ~10% annual growth expected in cash remuneration from co-branded credit card and other partners.
- ~$1.5 billion in projected annual pre-tax income benefit compared to 2024, as cash remuneration from co-branded credit card and other partners approaches $10 billion per year.

Source: Internal data.

10

Second-quarter outlook 1. Includes guidance on certain non-GAAP measures, which exclude, among other things, net special items. CASM-ex is cost per available seat mile (CASM) excluding fuel and net special items and is a non-GAAP measure. All adjusted operating margin and adjusted earnings per diluted share guidance excludes the impact of net special items and are non-GAAP measures. The company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time. Q2 2025E Total capacity (ASMs) (vs. 2024) ~ +2% to +4% Total revenue (vs. 2024) ~ (2%) to +1% CASM-ex1 (vs. 2024) ~ +3% to +5% Adjusted operating margin1 ~ 6% to 8.5% Adjusted earnings per diluted share1 ~ $0.50 to $1.00 11

Thank you, #AATeam!

GAAP to non-GAAP reconciliation Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Operating Income (Loss) (GAAP measure) to Operating Income (Loss) Excluding Net Special Items (non-GAAP measure) - Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure) - Pre-Tax Loss (GAAP measure) to Pre-Tax Loss Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Loss (GAAP measure) to Net Loss Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Loss Per Share (GAAP measure) to Basic and Diluted Loss Per Share Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non- GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance. 13

GAAP to non-GAAP reconciliation Reconciliation of Operating Income (Loss) Excluding Net Special Items 3 Months Ended March 31, Percent Increase 2025 2024 (Decrease) (in millions) Operating income (loss) as reported $ (270) $ 7 Operating net special items: Mainline operating special items, net (1) 70 70 Operating income (loss) excluding net special items $ (200) $ 77 nm Calculation of Operating Margin Operating income (loss) as reported $ (270) $ 7 Total operating revenues as reported $ 12,551 $ 12,570 Operating margin (2.2%) 0.1% Calculation of Operating Margin Excluding Net Special Items Operating income (loss) excluding net special items $ (200) $ 77 Total operating revenues as reported $ 12,551 $ 12,570 Operating margin excluding net special items (1.6%) 0.6% Reconciliation of Pre-Tax Loss Excluding Net Special Items Pre-tax loss as reported $ (648) $ (413) Pre-tax net special items: Mainline operating special items, net (1) 70 70 Nonoperating special items, net (2) 48 46 Total pre-tax net special items 118 116 Pre-tax loss excluding net special items $ (530) $ (297) 78.1% Calculation of Pre-Tax Margin Pre-tax loss as reported $ (648) $ (413) Total operating revenues as reported $ 12,551 $ 12,570 Pre-tax margin (5.2%) (3.3%) Calculation of Pre-Tax Margin Excluding Net Special Items Pre-tax loss excluding net special items $ (530) $ 297 Total operating revenues as reported $ 12,551 $ 12,570 Pre-tax margin excluding net special items (4.2%) (2.4%) 14

GAAP to non-GAAP reconciliation 3 Months Ended March 31, Percent Increase Reconciliation of Net Loss Excluding Net Special Items 2025 2024 (Decrease) (in millions, except share and per share amounts) Net loss as reported $ (473) $ (312) Net special items: Total pre-tax net special items (1), (2) 118 116 Net tax effect of net special items (31) (30) Net loss excluding net special items $ (386) $ (226) 71.0% Reconciliation of Basic and Diluted Loss Per Share Excluding Net Special Items Net loss excluding net special items $ (386) $ (226) Shares used for computation (in thousands): Basic and diluted 658,880 655,847 Loss per share excluding net special items: Basic and diluted $ (0.59) $ (0.34) Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel Total operating expenses as reported $ 12,821 $ 12,563 Operating net special items: Mainline operating special items, net (1) (70) (70) Total operating expenses excluding net special items 12,751 12,493 Aircraft fuel and related taxes (2,587) (2,980) Total operating expenses excluding net special items and fuel $ 10,164 $ 9,513 (in cents) Total operating expenses per ASM as reported 18.34 17.82 Operating net special items per ASM: Mainline operating special items, net (1) (0.10) (0.10) Total operating expenses per ASM excluding net special items 18.24 17.72 Aircraft fuel and related taxes per ASM (3.70) (4.23) Total operating expenses per ASM excluding net special items and fuel 14.54 13.49 Note: Amounts may not recalculate due to rounding. (1) The 2025 first quarter mainline operating special items, net included a one-time charge for adjustments to vacation accruals resulting from pay rate increases effective January 1, 2025, related to the ratification of the contract extension in the fourth quarter of 2024 with our mainline maintenance and fleet service team members and an adjustment to litigation reserves. The 2024 first quarter mainline operating special items, net principally included $57 million of one-time charges resulting from the ratification of a new collective bargaining agreement with our mainline passenger service team members, including a one-time signing bonus. (2) Principally included mark-to-market net unrealized gains and losses associated with certain equity investments as well as charges associated with debt refinancings and extinguishments. 15

Free cash flow reconciliation The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures. 3 Months Ended March 31, 2025 (in millions) Net cash provided by operating activities $ 2,456 Adjusted net cash used in investing activities (1) (745) Free cash flow $ 1,711 (1) The following table provides a reconciliation of adjusted net cash used in investing activities for the three months ended March 31, 2025 (in millions): Net cash used in investing activities $ (1,204) Adjustments: Net purchases of short-term investments 457 Decrease in restricted cash 2 Adjusted net cash used in investing activities $ (745) 16

Adjusted EBITDAR margin reconciliation The Company's adjusted EBITDAR and adjusted EBITDAR margin are presented below, which are non-GAAP measures that management uses to evaluate the Company's current operating performance. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent. 3 Months Ended Adjusted EBITDAR March 31, 2025 (in millions) Operating loss as reported $ (270) Adjustments: Aircraft rent (1) 299 Depreciation and amortization (1) 547 EBITDAR 576 Operating special items, net (1) 70 Adjusted EBITDAR $ 646 Calculation of Adjusted EBITDAR Margin Adjusted EBITDAR $ 646 Total operating revenues as reported $ 12,551 Adjusted EBITDAR Margin 5.1% (1) Includes amounts associated with regional operations that are reflected in regional expenses in the condensed consolidated statements of operations. 17

Net debt reconciliation The Company's total debt and net debt are presented below, which are non-GAAP measures that management believes are useful for assessing the Company's debt profile. Total debt is defined as debt, finance and operating lease liabilities and pension obligations, and net debt is defined as total debt, net of unrestricted cash and short-term investments. Total Debt and Net Debt (at end of period) March 31, 2025 (in millions) Debt and finance leases $ 29,442 Operating lease liabilities 7,158 Pension obligations 824 Total debt 37,424 Less: cash and short-term investments 7,466 Net debt $ 29,958